UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 9, 2006

                                BRT REALTY TRUST
                                ----------------

               (Exact name of Registrant as specified in charter)


      Massachusetts                001-07172                      13-2755856
      ----------------------------------------------------------------------
      (State or other        (Commission file No.)             (IRS Employer
       jurisdiction of                                            I.D. No.)
       incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
      ----------------------------------------------------------------------
        (Address of principal executive offices)             (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --        Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================



Item 1.01         Entry into a Material Definitive Agreement.

On January 9, 2006, registrant consummated a $150 million revolving credit facility with North Fork Bank, Valley National Bank, Merchants Bank Division, Signature Bank and Manufacturers and Traders Trust Company. The $150 million facility replaces an $85 million facility and a $17 million facility (an aggregate of $102 million) the registrant had with North Fork Bank, Valley National Bank, Merchants Bank Division and Signature Bank. The new facility has an interest rate equal to LIBOR plus 2.25%, matures on February 1, 2008, and permits the registrant to extend the facility for two one-year periods for a fee of $375,000 for each one-year extension. Under the new facility, the registrant is required to maintain cash or marketable securities at all times of not less than $15 million. The maximum amount of the loan outstanding cannot be more than
(i) 65% of the first mortgages pledged to the lenders, plus (ii) 50% of subordinated collateral and 50% of the fair market value of real property acquired by the registrant in a foreclosure of a defaulted loan; provided that the collateral set forth in (ii) may not exceed 15% of the borrowing base. Additionally, unless accelerated pursuant to the new facility, the new facility requires a debt service coverage ratio of 1.25:1.00 until May 1, 2006 and 1.5:1.0 thereafter, and a shareholders' equity ratio to certain debt of not less than 0.8:1.0 until May 1, 2006 and 1.0:1.0 thereafter.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.


Item 9.01.        Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Exhibits.

               10.1 Revolving Credit Agreement, dated as of January 9, 2006, between by BRT Realty Trust and North Fork Bank.

               10.2 Secured Promissory Note, dated January 9, 2006, by BRT Realty Trust in favor of North Fork Bank, in the aggregate principal amount of $150,000,000.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRT REALTY TRUST



Date:     January 11, 2006                  By:  /s/ Simeon Brinberg
                                            --------------------------------
                                            Simeon Brinberg
                                            Senior Vice President and Secretary

                                                              EXHIBIT 10.1

                           REVOLVING CREDIT AGREEMENT
                           --------------------------


         THIS REVOLVING CREDIT AGREEMENT (this ("Agreement") is made as of the 9th day of January, 2006, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Borrower or an affiliate of Borrower is and will be the owner and holder of certain loans set forth on Exhibit A annexed hereto and made a part hereof and from time to time updated as set forth herein (the "Pledged Loans"), and the notes evidencing same (the "Pledged Notes"), which notes are or will be secured by mortgages encumbering real property (the "Pledged Mortgages", and together with the Pledged Notes, the Pledged Loans and the Pledged REO, as hereinafter defined, the Substitute Collateral (as hereinafter defined) and any other collateral now or in the future pledged to the Lender as security hereunder, the "Collateral"); and

         WHEREAS, the Lender has agreed to make available to the Borrower a credit facility (the "Facility") in the maximum principal amount of up to ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS (the "Facility Amount"), provided, however, that at no time shall the outstanding principal balance exceed the Borrowing Base (as defined in that certain North Fork Bank Promissory Note bearing even date herewith (the "Note" and, together with this Agreement and the other documents executed in connection herewith, the "Facility Documents"), payable in accordance with the Note, together with any additional sums due under the terms of the Note and this Agreement.

         NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby covenants and agrees with the Lender that:

         1. The Borrower will pay the amounts due with respect to the Facility as provided herein and in the Note.

         2. A. The Borrower will keep in effect such insurance with respect to the Collateral as the Lender may reasonably require and shall pay the premiums for such insurance as same become due and payable. All policies of insurance (the "Policies") shall be issued by an insurer acceptable to the Lender. The Borrower will assign and deliver the Policies to the Lender. Not later than fifteen (15) days prior to the expiration date of each of the Policies the Borrower will deliver to the Lender satisfactory evidence of the renewal of each of the Policies. Sums paid to the Lender by any insurer shall be retained and applied by the Lender toward payment of the sums due with respect to the Facility in such priority and proportions as the Lender in its discretion shall deem proper. If the Lender shall receive and retain such insurance money, the then-outstanding amount due with respect to the Facility shall be reduced only by the amount thereof received after expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the outstanding amount of the Facility. The Lender shall be entitled, in the event of other insurance and contribution between the insurers, to receive from the insurance moneys to be paid such an amount as would have been payable under the policy or policies held for the benefit of the Lender in case there had been no contribution.

                  (b) The Borrower shall at all times cause the mortgagors under the Pledged Mortgages (each a "Mortgagor" and collectively, the "Mortgagors") to keep the properties encumbered thereby (each, a "Mortgaged Property" and collectively, the "Mortgaged Properties") insured in accordance with the provisions of the Pledged Mortgages, and shall provide Lender with evidence of not less than fifteen (15) days prior to the expiration of such insurance policies, and at such other times as Lender may reasonably request. In the event that the Borrower is at any time entitled, pursuant to the provisions of any Pledged Mortgage, to receive and retain the proceeds of any such insurance policy, such proceeds shall be received by the Borrower as trustee for the Lender, and paid to the Lender to the extent necessary to reduce the then-outstanding amount due with respect to the Facility so that same shall be no more than the Borrowing Base (unless the Lender shall agree to Substitute Collateral, as provided for in paragraph 8 hereof). If the Lender shall receive and retain such insurance money, the sums due with respect to the Facility shall be reduced only by the amount thereof received after reasonable expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the sums due with respect to the Facility.

         3. The Borrower will cause the Mortgagors to pay all taxes, assessments, water rates, sewer rents and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Mortgaged Properties, now or hereafter levied or assessed against the Mortgaged Properties (the "Taxes") as same become due and payable. The Borrower will deliver to the Lender, upon request, evidence satisfactory to the Lender that the Taxes are not delinquent.

         4. In the event that the Borrower shall collect escrow from any Mortgagor to pay Taxes, insurance premiums, ground rents or any other sums payable by Mortgagor, or in the event that the Borrower shall require any Mortgagor to deposit any repair reserve, replacement reserve, leasing commission reserve, interest reserve or other reserve or escrow of any kind or nature whatsoever in connection with any Mortgaged Property, the Borrower shall cause all such amounts to be maintained in one or more accounts with the Lender (except to the extent that the documents executed in connection with the relevant Pledged Mortgage require otherwise). In addition, to the extent permitted under the Pledged Mortgages, the Borrower shall cause all tenant security deposit accounts with respect to the Mortgaged Properties to be maintained with the Lender.

         5. In the event that the Borrower shall receive any condemnation or similar award with respect to any Mortgaged Property, such award shall be received by the Borrower as trustee for the Lender, and paid to the Lender in reduction of the sums due with respect to the Facility to the extent necessary to reduce the outstanding principal balance of the Facility so that same shall be no more than the Borrowing Base (unless the Lender shall agree to Substitute Collateral, as provided for in paragraph 8 hereof). If the Lender shall receive and retain any such condemnation award, the sums due with respect to the Facility shall be reduced only by the amount thereof received after reasonable expenses of collection and retained by the Lender and actually applied by the Lender in reduction of the sums due with respect to the Facility. The Lender may apply any such award to the repayment of the sums due with respect to the Facility whether or not then due and payable.

         6. All sums due and payable under the Facility will, at the option of the Lender, become immediately due and payable, and no further funds will be advanced under the Facility, in the event of a Change of Control (as hereinafter defined) of the Borrower without the express written consent of the Lender, which may be granted or withheld in the Lender's sole and absolute discretion. For purposes of this paragraph 6, a "Change in Control" shall mean the occurrence of any event which causes Gould Investors, L.P. (acting through its general partner, its officers and/or its employees) to no longer control the management and operation of the Borrower, or any event which causes the current principals of Gould Investors, L.P. to own, directly or indirectly, less than 51% of the general partnership interests in Gould Investors, L.P.

         7 No material modifications or amendments shall be made with respect to any Pledged Note, Pledged Mortgage or any other document executed in connection therewith (collectively, "Other Documents" and each an "Other Document") without the express prior written consent of the Lender, which may be granted or withheld in the Lender's sole and absolute discretion. In addition, no extensions of the maturity date of any Pledged Loans shall extend such maturity date beyond six (6) years from the origination thereof without the express written consent of the Lender, which may be granted or withheld in the Lender's sole and absolute discretion.

         8. In the event that a default (other than escrow shortfalls in an amount not in excess of two (2%) percent of the unpaid principal balance of the Pledged Loan to which such escrow shortfall relates) shall occur under any Pledged Note, Pledged Mortgage or any of the Other Documents executed in connection with any Pledged Loans (after such default, a "Defaulted Pledge Loan"), and such default shall continue for a period of sixty (60) days from the commencement thereof, the Pledged Mortgage securing such Defaulted Pledged Loan, together with the Pledged Note and the Other Documents executed in connection therewith, shall be reassigned to the Borrower and the Borrower shall simultaneously be required to either (a) repay the principal amount of the Facility to the extent necessary to cause the outstanding principal balance of due with respect to the Facility to be less than or equal to the Borrowing Base or (b) replace the Defaulted Pledged Loan with one of the following (each, "Substitute Collateral") (i) a different Pledged Loan of equivalent or greater comparable value, as determined by the Lender in its sole and absolute discretion, which Pledged Loan shall (A) be secured by (x) a first Pledged Mortgage held by the Borrower or an affiliate of the Borrower (which affiliate shall execute and deliver a guarantee of the Facility in favor of the Lender and grant the Lender a security interest in such Pledged Loan) encumbering income producing properties located in the 48 contiguous continental United States or the District of Columbia (as held by the Borrower from time to time, the "First Mortgage Collateral") or (y) a second Pledged Mortgage or a wrap-around Pledged Mortgage held by the Borrower or an affiliate of the Borrower (which affiliate shall execute and deliver a guarantee of the Facility in favor of the Lender), or a pledged participation interest held by the Borrower in a mortgage made by the Borrower or a third party lender (the "Subordinate Collateral"), provided that, in the case of a pledged participation interest in a mortgage made by a third party lender, such mortgage would meet the requirements of this Agreement with respect to the qualification of such mortgage as Substitute Collateral if same were made by the Borrower, (B) not be monetarily delinquent (other than escrow shortages in an amount not in excess of two (2%) percent of the unpaid principal balance of the Pledged Loan to which such escrow shortfall relates) for more than sixty (60) days or otherwise in default, (C) not have a significantly impaired value (in the reasonable opinion of the Lender), (D) not have a term in excess of five (5) years and (E) not be made to a joint venture in which the Borrower or an affiliate is a member or venturer or (ii) a pledge and security interest in one hundred (100%) percent of the ownership interests in the fee owner of real property obtained by the Borrower as a result of the foreclosure of a Defaulted Loan (hereinafter referred to as "Pledged REO"). The Pledged Mortgage, Pledged Note and Other Documents with respect to any such Substitute Collateral shall (i) be prepared on standard forms (the "Forms") which have been preapproved by the Lender and (ii) be acceptable to Lender in all respects in its reasonable discretion. Without limiting the generality of the foregoing, prior to the Lender accepting any such Substitute Collateral, the Lender will receive (i) the original Pledged Mortgage, Pledged Note, Other Documents, original title insurance policy or a certified true copy of the insurance policy or, if the title policy has not yet been issued, a copy of the marked-up title report, and evidence of property and casualty insurance (all satisfactory to the Lender in all respects in its reasonable discretion) with respect to the Substitute Collateral, along with a written explanation of all changes that have been made to the Forms in connection with such Substitute Collateral, which changes shall be subject to review and approval by the Lender and the Lender's counsel prior to the Lender accepting any such Pledged Loans for assignment; (ii) an affidavit executed by a knowledgeable representative of the Borrower, stating that such Pledged Loan or Pledged Loans being assigned are not in default except to the extent permitted herein, and setting forth the unpaid principal balance thereof; and (iii) an executed Collateral Assignment with respect to such Substitute Collateral, in the form annexed hereto as Exhibit B. With respect to any Substitute Collateral that is Pledged REO, the Borrower shall provide the Lender with (i) copies of all organizational documents of the fee owner thereof (certified as true, correct and complete);
(ii) the Borrower's original title insurance policy or a certified true copy of the insurance policy or, if the title policy has not yet been issued, a copy of the marked-up title report with respect to such Pledged REO, which shall evidence that the fee owner thereof shall own fee simple title thereto, free and clear of all material liens, claims and encumbrances; (iii) a signed and notarized Pledge and Security Agreement (in form and substance satisfactory to the Lender in its sole and absolute discretion), which Pledge and Security Agreement shall provide, inter alia, that the Pledged REO and the ownership interests in the fee owner of the Pledged REO shall not be sold, transferred or further encumbered; (iv) signed and notarized assignments of membership or partnership interests or stock powers in connection with the ownership interests in the fee owner of such Pledged REO; and (v) if the ownership interests in such Pledged REO are certificated, the original certificates therefor. The ownership interests in the fee owner of any Pledged REO are hereinafter referred to as the "Pledged REO Ownership Interests". The Bank reserves the right to obtain an appraisal of any Pledged REO, at the Borrower's sole cost and expense, and to use the value determined thereby to determine the amount that will be included in the Borrowing Base as a result of the pledge of any such Pledged REO Ownership Interests.

         9. After request by the Lender, the Borrower, within ten (10) days and at its expense, will furnish to the Lender a statement, duly acknowledged and certified, setting forth the principal amount outstanding with respect to the Facility, the rate of interest thereon, the date installments were last paid, the offsets or defenses thereto, if any, and that the Note and this Agreement have not been modified or, if modified, giving particulars of such modification.

         10. Any notice, demand, statement, request or consent made hereunder shall be in writing and will be deemed given when postmarked, addressed and mailed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as the Borrower or the Lender, as the case may be, shall designate in writing in the manner hereinabove set forth.

         11. The Lender shall assign any Pledged Note, Pledged Mortgage, Pledged REO Ownership Interests and Other Documents (i) back to the Borrower upon (A) payment to the Lender of an amount sufficient to reduce the outstanding principal amount outstanding under the Facility (calculated exclusive of Defaulted Loans) to an amount not less than the Borrowing Base, plus accrued and unpaid interest thereon or (B) delivery of Substitute Collateral meeting the requirements of paragraph 8 hereof to the Lender and the acceptance of same by the Lender or (ii) to or at the direction of the Mortgagor, upon the payment to the Lender of all amounts due with respect to the applicable Pledged Loans. The Borrower will pay the Lender's reasonable expenses in connection with such assignment, including, but not limited to, recording charges and reasonable attorneys fees.

         12. If any law or ordinance is enacted or adopted which imposes a tax, either directly or indirectly, on the Note, this Agreement or the Facility, the Borrower will pay such tax with interest and penalties thereon, if any. In the event that the Lender shall be advised by counsel chosen by it that the payment of such tax or interest and penalties by the Borrower would be unlawful, taxable to the Lender or unenforceable or would provide the basis for a defense of usury, then and in that event the Lender shall have the option, by written notice of not less than ninety (90) days, to declare all amounts then outstanding with respect to the Facility immediately due and payable and to refuse to make any additional advances with respect to the Facility.

         13. If at any time the United States of America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Agreement, or shall impose any other tax or charge on the same, the Borrower will pay for the same with interest and penalties thereon, if any.

         14. The Borrower will keep proper books of records and account with respect to their operations in accordance with generally accepted accounting principles, and will furnish the Lender with annual accounting statements within ninety (90) days after the end of each calendar year, in form and substance satisfactory to the Lender in all respects, which shall disclose in reasonable detail all earnings and expenses of the Borrower, certified by independent certified public accountants of recognized standing satisfactory to the Lender. In addition, the Borrower shall submit to the Lender within fifteen (15) days of the end of each calendar month (a) a monthly aging report with respect to the Pledged Loans, which aging report shall be in form and substance satisfactory to the Lender in its sole and absolute discretion, (b) a schedule of any Pledged Loans modified or extended during such month, and a description of such modification or extension and (c) a description of any uncured monetary or other material events of default under any of the Pledged Notes, the Pledged Mortgages and/or any of the Other Documents. Additionally, the Borrower will submit to the Lender within fifteen (15) days of the end of each calendar quarter a quarterly Borrowing Base report, a quarterly report of delinquent or defaulted Pledged Loans and detailed portfolio information, in the form previously submitted to and approved by the Lender. The Borrower shall also submit to the Lender copies of its annual 10K statement to the SEC, its quarterly 10-Q statement to the SEC, its annual report and any interim 8-K filings with the SEC, within ten (10) days of the completion of same.

         15. The Borrower will observe and perform each and every term to be observed or performed by the Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Collateral.

         16. The Lender shall not make an advance under the Facility unless and until, with respect to each advance, the Borrower has satisfied the following conditions precedent:

                  (a) The Lender shall have received all documents and agreements comprising the Collateral, including without limitation an assignment of each Pledged Mortgage from the Borrower to the Lender in form annexed hereto as Exhibit B and each Pledged Note and Pledged Mortgage.

                  (b) Receipt of Borrowing Notice. The Lender shall have received, no later than 12:00 noon (New York City time) on the Business Day on which the Loan is requested to be made hereunder, a borrowing notice (a "Borrowing Notice") from an authorized officer of Borrower, specifying the amount of the requested advance, and the date on which it is requested to be made. Each Borrowing Notice shall be in writing signed by Borrower, shall certify the then outstanding principal amount of all existing Pledged Loans under the Facility, and certify that both before and after funding the requested advance, Borrower continues to be in compliance with the covenants, terms and conditions set forth in the Agreement.

                  (c) All of the representations and warranties of Borrower contained herein and in each other Facility Document shall be true and correct in all material respects to the same extent as though made on and as of any date of funding each advance.

                  (d) No Event of Default (as hereinafter defined) or event which upon notice, lapse of time or both, would constitute an Event of Default shall exist or have occurred or shall result from the making of the requested advance,.

                  (e) No law or regulation shall prohibit, and no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain, the Lender from making the requested advance.

                  (f) After giving effect to the amount of the requested advance, the aggregate outstanding principal balance under the Facility shall not exceed the lesser of (x) the Borrowing Base and (y) Facility Amount.

                  (g) The Borrower shall have paid all of the Lender's and Participant's (as defined in the Note) reasonable fees and expenses, including, without limitation, the reasonable legal fees and expenses of the Lender's and Participant's counsel incurred in connection with the acceptance, review and retention of the documents from time to time delivered to the Lender as Collateral.

         17. To secure the Obligations (as hereinafter defined), the Borrower hereby grants to the Lender a first priority perfected and continuing security interest in and to the Collateral, including the following property of the Borrower now owned or hereafter acquired, wherever located and of every kind, nature and description, including but not limited to: (i) all Pledged Loans and/or Pledged REO Ownership Interests; (ii) all Supporting Obligations (as defined under the UCC); (iii) the Pledged Notes assigned or negotiated by Borrower to the Lender pursuant to this Agreement; (iv) the Pledged Mortgages;
(v) an assignment of each Pledged Mortgage from the Borrower to the Lender in recordable form but unrecorded, along with the original recorded intervening assignments (or if the original assignments have not been returned from the applicable recording office, a copy of the assignments certified by Borrower or the settlement agent to be a true and complete copy of the original assignment submitted for recording); (vi) all monies, securities or other property and deposit accounts of the Borrower held by the Lender or any of its affiliates;
(vii) all books and records relating to the business of the Borrower including any computer programming data relating to the foregoing; (viii) each of the Other Documents; (ix) each title policy, title binder or commitment to issue title insurance insuring the Pledged Mortgages and the lien thereof, (x) each policy of hazard insurance, rental interruption insurance, boiler insurance, liability insurance or other forms of insurance now or hereafter issued with respect to the Mortgaged Properties and improvements encumbered by the Pledged Mortgages and the proceeds thereof, in which policies and proceeds the Borrower shall have an interest as a mortgagee or otherwise; (xi) all deposit accounts, credits, moneys, property or other security of any nature whatsoever now or hereafter available to the Borrower for application in reduction, in whole or in part, of the Pledged Loans; (xii) all accessions and additions to, substitutions and replacements, products and proceeds of each of the foregoing in any form whatsoever; and (xiii) the Collateral. As used in this Agreement, "Obligations" shall mean all obligations, liabilities and indebtedness of the Borrower to the Lender, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including without limitation, all obligations, liabilities, and indebtedness of the Borrower arising under or relating to this Agreement, the Note or any other Facility Document, which shall include, without limitation, all obligations, liabilities and indebtedness of the Borrower with respect to the principal of and interest on the Loans, and all fees, costs, expenses and indemnity obligations of the Borrower hereunder, or under any other Facility Document.

         18. The Borrower represents and warrants to the Lender as follows:

                  (a) The Borrower owns the Collateral free and clear of any lien, security interest, charge or encumbrance, except the security interest created hereby, and such security interests to which the Lender has consented in writing. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement;

                  (b) This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken;

                  (c) No authorization, approval or other action by, and no notice to or filing with, (except for the filing of UCC-l financing statements in appropriate jurisdictions) any governmental authority or regulatory body is required either (i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower; or (ii) for the perfection of or the exercise by the Lender of its rights and remedies hereunder;

                  (d) The Borrower (i) is a Massachusetts business trust in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified in all other jurisdictions wherein the nature of the Borrower's business or the character of its properties makes qualification necessary; (ii) has the power and authority to carry on its business as now conducted and to own or hold under lease the assets and properties it purports to own or hold under lease; (iii) is duly qualified, licensed or registered to transact its business and is in good standing in every jurisdiction in which failure to be so qualified, licensed or registered could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrower ("Material Adverse Effect"); (iv) has the power and authority to execute and deliver this Agreement, and each of the other Facility Documents to which it is or will be a party and to perform all its obligations thereunder;
(v) no action by, and no notice to or filing with (except for the filing of UCC-1 financing statements in appropriate jurisdictions, and except for the requirement that the Borrower file a Form 8-K with the Securities and Exchange Commission upon the signing of this Agreement), any governmental authority or regulatory body is required either for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower; or for the perfection of or the exercise by the Lender of its rights and remedies hereunder and (vi) has its executive office and principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021.

                  (e) The execution and delivery by the Borrower of this Agreement, the Note and each of the other documents and certificates executed in connection herein on the date hereof or from time to time hereafter, (collectively, the "Facility Documents") to which it is or will be a party and the performance by the Borrower of all of its obligations thereunder: (i) will not violate or be in conflict with (A) any provision of applicable law (including, without limitation, any applicable usury or similar law) or (B) any order, rule or regulation of any court or other governmental authority; (ii) will not violate, be in conflict with, result in a breach of or constitute default (with or without the giving of notice or the passage of time or both) under any material instrument, indenture, agreement or other obligation to which it is a party or by which it or any of its assets and properties is or may be bound or subject; and (iii) except as specifically contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its assets and properties. This Agreement and each of the other Facility Documents to which the Borrower is, or will be a party, when executed and delivered, will be the legal, valid and binding obligation of the Borrower, enforceable in accordance with its respective terms and provisions.

                  (f) There are no actions, suits or proceedings (whether or not purportedly on behalf of the Borrower) pending or, to the best of the Borrower's knowledge, threatened or contemplated at law, in equity, in arbitration or before any authority involving or affecting: (i) the Borrower that, if adversely determined, could have a Material Adverse Effect; (ii) the Obligations; (iii) the Collateral; or (iv) this Agreement and the other Facility Documents; nor to the best of the Borrower's knowledge is it in default with respect to any judgment, writ, injunction, decree, rule or regulation of any authority, which default could have or has had a Material Adverse Effect.

                  (g) Any financial statements of the Borrower provided to the Lender in connection with this transaction: (i) were prepared in good faith to be accurate statements of the Borrower's business, (ii) show all indebtedness and other liabilities, direct or contingent, of the Borrower as of the date thereof (including, without limitation, liabilities for taxes and material commitments), and (iii) are complete, accurate and a fair presentation, in all material respects, of the Borrower's financial condition as of the date thereof and results of operations for the period covered thereby. Since the date of such financial statements, no event or events have occurred that individually or in the aggregate has had a Material Adverse Effect.

                  (h) Each of the Pledged Notes, the Pledged Mortgages, the Other Documents and each instrument, receivable, document of title, contract and other intangible included in the Collateral is valid, legally binding and enforceable in accordance with its respective terms and provisions, does not violate or conflict with any provision of applicable law, has not been amended or modified in any material respect or prepaid, and is assignable and has been duly assigned to the Lender in accordance with the terms hereof; and, to the best of the Borrower's knowledge, each such instrument or other document was executed by persons of full age and legal capacity and contains no forgeries or unauthorized signatures.

                  (i) No representation or warranty of the Borrower made or contained in this Agreement or any other Facility Document and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement and the other Facility Documents contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

                  (j) That the Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection herewith and in such form as the Lender may reasonably request. Exhibit A annexed hereto and made a part hereof shall be deemed to be supplemented, updated and amended, effective upon funding of each Advance, to add each new Pledged Loan relating thereto, to be part of the Collateral listed thereon. Exhibit A annexed hereto and made a part hereof shall be deemed to be amended automatically and immediately upon the addition to, substitution or replacement of the Collateral pledged by Borrower hereunder to Lender, and such addition, substitution or replacement shall be further evidenced by receipt by the Lender of the monthly summary statements as described herein in Paragraph 14.

                  (k) The Mortgagors are and (at the funding of any new Pledged Loan by Borrower, shall be) the fee owners of the premises encumbered by the Pledged Mortgages and the obligor under the Pledged Notes, and notices may be sent to such Mortgagors at the addresses set forth in Exhibit A to this Agreement.

                  (l) The Pledged Mortgages constitute valid and enforceable liens encumbering the Mortgaged Properties.

                  (m) There are no defenses, claims, counterclaims, set-offs, rights of recoupment, abatements or other claims or determinations of any nature whatsoever with respect to the Pledged Notes, the Pledged Mortgages or the indebtedness evidenced and secured thereby or with respect to any other instruments or documents evidencing, securing or guaranteeing payment of the Pledged Loans, the Other Documents and all of the provisions of the Pledged Notes, the Pledged Mortgages and the Other Documents are in full force and effect.

                  (n) There are no defaults existing under the Pledged Notes, the Pledged Mortgages or the Other Documents, which have remained uncured for a period of more than sixty (60) days.

                  (o) No condemnation or eminent domain proceedings have been commenced or, to the best of the Borrower's knowledge, threatened with respect to the Mortgaged Properties and no such condemnation or eminent domain proceedings are about to be commenced.

                  (p) The Pledged Notes, the Pledged Mortgages and the Other Documents and the provisions thereof have not been amended, modified or altered in any manner whatsoever.

                  (q) The Borrower knows of no fact or circumstance which would affect the enforceability, validity or priority of the Pledged Notes, the Pledged Mortgages or the Other Documents, other than those facts or circumstances set forth in the title policies, if any, insuring the Pledged Mortgages and the lien thereof or which would affect the ability of the Owner(s) and any other person or parties liable under the Pledged Notes, the Pledged Mortgages and the Other Documents to continue to perform and observe the terms, covenants and provisions of the Pledged Notes, the Pledged Mortgages and any Other Documents. The Borrower represents and warrants that as of the date hereof, the aggregate unpaid principal balance of the Pledged Notes is $164,688,000.

         19. The Borrower covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Lender shall consent otherwise in a writing signed by the Lender:

                  (a) Borrower shall monitor and remain in compliance with the Borrowing Base limitations set forth in this Agreement.

                  (b) Upon request of the Lender, from time to time, the Borrower shall permit representatives designated by the Lender to (i) have access to the premises of the Borrower, the books and records of the Borrower and the Collateral, (ii) make copies of, or excerpts from, those books and records and (iii) discuss the Collateral or the accounts, assets, business, operations, properties or condition, financial or otherwise, of the Borrower with its officers, directors, employees and accountants. The Lender agrees to keep such documents confidential and shall not disclose any such information except: (w) pursuant to court order; (x) as required by any regulatory agency;
(y) in connection with any action or proceeding to enforce its rights in connection with the Facility Documents or otherwise; or (z) to any assignee or participant in the Pledged Loans or the Facility.

                  (c) The Borrower shall defend and enforce its right, title and interest in and to any portion of (i) the Collateral, or (ii) its assets and properties, the loss of which could have a Material Adverse Effect, and the Borrower, at its sole expense, shall defend the Lender's right, title and interest in and to the Collateral, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

                  (d) The Borrower shall not, without the prior written approval of the Lender, directly or indirectly consolidate or merge with or acquire control of any other person or entity or offer or agree to do so.

                  (e) The Borrower shall execute and deliver, upon the Lender's written request, any reasonable notice, statement, instrument, document, agreement or other papers and/or to perform any act reasonably requested by the Lender which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable the Lender to exercise and enforce its rights hereunder or with respect to such security interest.

                  (f) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection herewith and such other documents and information with respect to any Pledged Loan, all in such form and substance as the Lender may reasonably request. The Borrower further agrees to provide the Lender with such information as the Lender may from time to time request with respect to the location of any of its respective places of business. In addition, the Lender will be notified promptly in writing of any change in its legal name, its jurisdiction or form of organization, or the location of any office where records concerning any of the accounts that constitute a portion of the Collateral are maintained or of a change in location of the Borrower's principal place of business.

                  (g) The Borrower shall notify the Lender of the occurrence of any material default under the Pledged Notes and/or the Pledged Mortgages or of the occurrence of any event, which but for the passage of time or the giving of notice or both, would constitute a material default under the Pledged Notes and/or the Pledged Mortgages, on the same day that the Borrower shall first be given notice of or shall first become aware of the occurrence of any such default or event and the Borrower shall immediately upon request by the Lender give any notice which shall be required to cause any such event to constitute a default under the Pledged Notes and/or the Pledged Mortgages (any such default or event being hereinafter referred to as a "Collateral Event of Default").

                  (h) The Borrower shall not, without the prior consent of the Lender, enter into any agreement, which shall materially adversely affect the Collateral or which shall release from the lien of the Pledged Mortgages any portion of any Mortgaged Property or which shall release any party, now or hereafter liable or guaranteeing the payment of any portion of the indebtedness evidenced and secured by the Pledged Notes and the Pledged Mortgages or performance of the terms, covenants and provisions of the Pledged Notes, the Pledged Mortgages or the Other Documents or which shall release any other security of any nature whatsoever, now or hereafter, held by the Borrower for the payment of any portion of the indebtedness evidenced and secured by the Pledged Notes and the Pledged Mortgages.

                  (i) At all times throughout the term hereof, the Borrower shall maintain cash or readily marketable securities (net of margin loans due to brokers) equal to not less than Fifteen Million and 00/100 ($15,000,000.00) Dollars, of which the cash portion shall be not less than the greater of (i) sixty six and two thirds (66.67%) percent of the Borrower's operating expenses for the immediately preceding fiscal quarter (net of advisor's fees and non-cash items) or (ii) Two Million and 00/100 ($2,000,000.00) Dollars. At all times throughout the term hereof, the Borrower shall not have any other credit facilities (other than the Facility contemplated hereby) other than margin investment accounts.

                  (j) Until the earlier of (i) the date that the Borrower shall obtain any additional equity financing or (ii) May 1, 2006, the Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.25:1.00. From and after the earlier of (i) the date that the Borrower shall obtain an additional equity financing or (ii) May 1, 2006, the Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.50:1.00 for the previous four (4) quarters. "Debt Service Coverage Ratio" shall mean, for any fiscal quarter, the ratio of
(a) net income, plus, to the extent deducted in determining net income, the sum of (A) interest expense, and (B) all depreciation and amortization expenses or charges to (b) the sum of (i) interest expense plus (ii) the scheduled installments of principal on all indebtedness (including capital leases) having a final maturity of one year or more from the date of incurrence thereof and the outstanding principal amount of the Pledged Loans. All of the foregoing categories shall be determined with respect to the Borrower in accordance with generally accepted accounting principles applied on a consistent basis and shall be calculated (without duplication) on a quarterly basis on a rolling four (4) fiscal quarter basis.

                  (k) On the date hereof, and until the earlier of (i) the date that the Borrower shall obtain any additional equity financing or (ii) May 1, 2006, the Borrower shall not permit its ratio of shareholder equity to the aggregate of its outstanding credit facility amounts and its margin loan debt, determined in accordance with generally accepted accounting principles applied on a consistent basis on a quarterly basis, to be less than 0.8:1.00. From and after the earlier of (i) the date that the Borrower shall obtain an additional equity financing or (ii) May 1, 2006, the Borrower shall not permit at any time its ratio of shareholder equity to indebtedness for borrowed money, determined in accordance with generally accepted accounting principles applied on a consistent basis, to be less than 1.0:1.00.

                  (l) The Borrower shall on the date hereof increase its reserve for loan losses to no less than 0.5% of its outstanding portfolio of Loans for purposes of making the calculations under this paragraph 19, and shall maintain such reserve at such increased amount until the Facility is repaid in full and closed.

                  (m) Borrower shall deliver to the Lender on a quarterly basis, and at other times within ten (10) days of Lender's request a certificate certifying the Borrower's compliance with the covenants set forth in the preceding clauses (i), (j), (k) and (l), which certification shall show the quantitative computation of the financial covenants set forth in those clauses.

         20. The outstanding amount due with respect to the Facility, together with all accrued and unpaid interest thereon and all other sums due in connection therewith, shall become due, and the Lender shall have no obligation to make any further advances with respect to the Facility, at the option of the Lender upon any one or more of the following events (each, an "Event of Default"):

                  (a)      if any payment due hereunder is not paid within ten
(10) days after the same is due;

                  (b)      Intentionally omitted;

                  (c) if the Policies are not kept in full force and effect or if the Policies are not assigned and delivered to the Lender upon request;

                  (d) if the Borrower does not furnish a statement, in the manner provided herein, of the amount then due and owing with respect to the Facility and the offsets or defenses thereto, if any;

                  (e) if without the consent of the Lender any material modification, amendment or extension is made to any of the Pledged Notes, the Pledged Mortgages and/or the Other Documents;

                  (f) if, within ninety (90) days of the occurrence a Collateral Event of Default, the Borrower shall not have complied with the provisions of paragraph 8 hereof.

                  (g) if any covenant, representation or warranty of the Borrower or of any person (a "Guarantor") guaranteeing payment of the sums due with respect to the Facility or any portion thereof or the performance by the Borrower of any of the terms, this Agreement or the Note made herein or in any such guaranty or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Agreement or any such guaranty, shall prove false or misleading in any material respect;

                  (h) if the Borrower or any Guarantor shall make an assignment for the benefit of creditors;

                  (i) if a receiver, liquidator or trustee of the Borrower or of any Guarantor shall be appointed or if the Borrower or any Guarantor shall be adjudicated a bankrupt or insolvent or if any petition for bankruptcy, reorganization or arrangement pursuant to the Federal Bankruptcy Code or any similar federal or state statute shall be filed by or against the Borrower or any Guarantor or if any proceeding for the dissolution or liquidation of the Borrower or of any Guarantor shall be instituted and, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by the Borrower or such Guarantor, upon the same not being discharged, stayed or dismissed within ninety (90) days;

                  (j) if the Borrower does not reimburse the Lender upon demand for all reasonable expenses incurred in remedying any default of the Borrower hereunder or in appearing in, defending or bringing any action or proceeding to protect the Lender's interest in the Collateral, including reasonable attorneys' fees, with interest as provided herein;

                  (k) the Borrower shall fail to comply with the requirements of paragraph 19(i), (j); (k) or (l) hereof or if for fifteen (15) days after notice from the Lender the Borrower shall continue to be in default under any other covenant of the Borrower hereunder or under the Note (not covered by any other clause of this paragraph 20);

                  (l) if, after a default thereunder, the Lender elects to enforce its rights under the Note or any instrument which may be held by the Lender as additional security for the repayment of the sums due with respect to the Facility.

         21. Upon the occurrence of an Event of Default, the Lender shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State or the Commonwealth of Massachusetts, as applicable, at that time. The Lender shall also have the right to set-off against any sums owed to the Lender and reduce to the Lender's immediate possession any and all amounts, balances, proceeds and funds held by the Lender on any account of the Borrower or its affiliates maintained by the Lender. Furthermore, in any such event, to the extent permitted under applicable law, full power and authority are hereby given to the Lender to sell, assign, and deliver the whole of the Collateral or any part thereof, at any time at any broker's board, or at public or private sale, at the Lender's option, and no delay on the Lender's part in exercising any power of sale or any other rights or options hereunder, shall constitute a waiver thereof, or limit or impair the Lender's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice the Lender's rights as against the Borrower in any respect. In addition thereto, the Borrower further agrees that (a) written notice mailed to the Borrower at its regular address given ten (10) days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the date after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice; (b) in the event of the sale or other disposition of any such Collateral the Lender may apply the proceeds of any such sale or disposition to the satisfaction of the Lender's reasonable attorneys' fees, legal expenses, and other reasonable costs and expenses incurred in connection with the Lender's taking, re-taking, holding, preparing for sale, and selling of the Collateral; (c) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if, among other ways, it is conducted in conformity with reasonable commercial practices of creditors disposing of similar property; (d) the Lender may require the Borrower to assemble the Collateral, taking all necessary or appropriate action to preserve and keep it in good condition and make the Collateral available to the Lender at a place and time convenient to all parties, all at the expense of the Borrower; (e) the Lender shall have the right to: (i) prohibit the Borrower from taking any action otherwise permitted by this Agreement and the other Facility Documents; (ii) notify each of the owners, Mortgagors, obligors, lessees, custodians and other parties with respect to or interested in any item of the Collateral of the Lender's interest therein or of any action proposed to be taken with respect thereto, and direct one or more of those parties to make all payments, distributions and proceeds otherwise payable to the Borrower with respect thereto directly to the Lender or its order until notified by the Lender that all the Obligations have been fully paid and satisfied; (iii) receive and retain all payments, distributions and proceeds of any kind with respect to any and all of the Collateral; (iv) take any action with respect to the offer, sale, lease or other disposition, and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: (A) to sell, assign, lease or otherwise dispose of the whole of, or from time to time any part of, the Collateral, for cash, credit or any other asset or property, for immediate or future delivery, and for such consideration and upon such terms and subject to such conditions as the Lender in its sole and absolute discretion may determine, and the Lender may purchase (the consideration for which may consist in part of cancellation of indebtedness) or any other person may purchase the whole or any one or more items of the Collateral so sold free and clear of any and all rights, powers, privileges, remedies and interest of the Borrower (which the Borrower has expressly waived); or (B) to postpone or adjourn any such auction, sale or other disposition or cause the same to be postponed or adjourned from time to time to a subsequent time and place or abandon or cause the abandonment of the same, all without any advertisement or other notice thereof; (v) transfer or cause the transfer of the ownership of all or any part of the Collateral to its own name and have such transfer recorded in any jurisdiction(s) and publicized in any manner deemed appropriate by the Lender; and (vi) in addition to, and not by way of limitation of, any of the rights specified above, exercise or enforce any and all provisions of applicable law, whether as a secured party in possession of collateral or otherwise; (f) the Lender shall collect the cash proceeds received from any sale or other disposition or from any other source in connection with such collection and sale or disposition of Collateral and apply the same to the payment of all sums due to Lender under the Facility Documents in such order as the Lender shall determine in its sole and absolute discretion; (g) any funds received from or on behalf of the Borrower (whether pursuant to the terms and provisions of this Agreement or otherwise) by the Lender and in the event any of the Pledged Notes are repaid to the Borrower, any funds received by the Lender as a result thereof, shall be applied to the following items in such manner and order as the Lender may determine in its sole and absolute discretion: (i) the payment to or reimbursement of the Lender for any expenses for which it is entitled to be paid or reimbursed pursuant to any of the provisions of this Agreement and the other Facility Documents (including reasonable attorneys' disbursements, expenses and fees); (ii) the payment of accrued and unpaid interest on the Obligations; (iii) the payment of the outstanding principal on the Obligations; (iv) the establishment or maintenance of any cash collateral required or permitted under this Agreement or any other Facility Documents; and (v) the payment in full of all other Obligations under this Agreement and the other Facility Documents. In the event any funds remain after satisfaction in full of the Obligations, then the remainder shall be returned to the Borrower or any other party entitled to same, subject, however, to any rights or interest the Lender may have therein under any other instrument, agreement or document or applicable law. All advances and payments made pursuant to this Agreement and the other Facility Documents may be recorded by the Lender, and such records shall be presumptive as to the existence and amounts thereof; (h) if the amount of all proceeds received with respect to any liquidation of the Collateral that shall be applied to payment of the Obligations shall be insufficient to pay and satisfy all of the Obligations in full, the Borrower acknowledges that it shall remain liable for any deficiency, together with interest thereon and costs of collection thereof (including reasonable attorneys' disbursements, expenses and fees), in accordance with the terms and provisions of this Agreement and the other Facility Documents; (i) the Borrower hereby expressly waives, to the extent such waiver is permitted by applicable law, any and all rights, powers, privileges, remedies and interest accorded to it now or at any time in the future under applicable law respecting (y) counterclaim, set-off, recoupment, abatement, reduction, and other claims and determinations against the Lender and any other person, and (z) notice, appraisal, evaluation, stay, extension, moratorium, marshaling of assets, exemption and equity of redemption, provided, however, that none of the terms and provisions of this Agreement and the other Facility Documents are intended to confer upon the Lender any right, power, privilege, remedy or interest not permissible under applicable law notwithstanding the foregoing waivers; and (j) the rights, powers, privileges, remedies and interest conferred upon the Lender in respect of the Collateral by this Agreement, the other Facility Documents and applicable law are solely to enable the Lender to protect and preserve the Collateral, as well as to realize upon it in accordance with the Agreement and the other Facility Documents, all in such manner as the Lender in its sole and absolute discretion may elect, and shall not impose upon the Lender any duty or other obligation to exercise or enforce any such right, power, privilege, remedy or interest. Any exercise or other enforcement of any such right, power, privilege, remedy or interest, if undertaken by the Lender, in its sole and absolute discretion, may be delayed, discontinued or otherwise not pursued or exhausted for any reason whatsoever (whether intentionally or otherwise). Without limiting the generality of the foregoing, the Lender shall be under no duty or obligation to protect or preserve any of the Collateral, perform any obligation or duty of the Borrower under any of the Collateral, or take any action to mitigate or otherwise reduce any damage or other loss or to otherwise collect, exercise or enforce any claim, right or other interest arising under or with respect to the Collateral.

         22. After the occurrence of an Event of Default, which shall then be uncured or unremedied, the Lender shall have the unconditional right to notify the Mortgagors of the security interest granted and assigned by the Borrower to the Lender pursuant to this Agreement and to direct the Mortgagors to make all payments of sums due or hereafter becoming due pursuant to the Pledged Notes and/or the Pledged Mortgages directly to the Lender. The Borrower shall, upon request by the Lender, sign and consent to all notices and directions given by the Lender to the Mortgagors pursuant to this paragraph. The Lender's cost of collection and enforcement, including reasonable attorneys' fees and out-of-pocket expenses, shall be borne solely by the Borrower. Such costs of collection and enforcement shall be paid by the Borrower to the Lender, on demand, and shall be secured by this Agreement and the other Facility Documents. The Lender shall have the unconditional right, at its option, to apply all sums received by the Lender pursuant to this paragraph against the payment of sums outstanding with respect to the Facility in such priority and proportions as the Lender, in its sole and absolute discretion, shall deem proper. The balance of any sums held by the Lender, if any, after payment of the outstanding Loans in full shall be paid over to the Borrower or any other party entitled to same by the Lender.

         23. The Lender is authorized, at the Lender's option, and is hereby irrevocably designated as attorney-in-fact with full power of substitution, as the Borrower's true and lawful attorney-in- fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Lender's own name, and the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower to do the following:

                  (a) File any financing statements or amendments thereto in any jurisdiction the Lender deems appropriate with respect to any of the Collateral; and the Borrower agrees to reimburse the Lender for the reasonable expense of any such filing, including reasonable attorneys' fees.

                  (b) After the occurrence of an Event of Default, which shall then be uncured or unremedied, ask, demand, collect, sue for, recover, receive, compound, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) receive, endorse and collect any drafts or other instruments, documents, chattel paper or other evidence of indebtedness, supporting obligations or letters of credit or other installment made payable to the Borrower in connection with any of the Collateral and to credit to the account of the Borrower with the proceeds thereof;

                  (d) After the occurrence of an Event of Default, which shall then be uncured or unremedied, file any claims or take any action or institute any proceeding which the Lender deems necessary or desirable, including, but not limited to, a foreclosure proceeding or action for the collection of any Collateral or otherwise to enforce or protect its rights with respect to the Collateral, including but not limited to any notification to any account debtors of the Borrower;

                  (e) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (f) After the occurrence of an Event of Default, which shall then be uncured or unremedied, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Lender or as the Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in the Lender's sole and absolute discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

                           (i) The Borrower hereby ratifies, to the extent
permitted by law, all that the attorneys acting pursuant to this paragraph shall lawfully, and in good faith do or cause to be done by virtue hereof. The power of attorney granted pursuant to this paragraph 23 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

                           (ii) The powers conferred on the Lender hereunder are
solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that the Lender actually receives as a result of the exercise of such powers and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

                           (iii) The Borrower also authorizes the Lender, at any
time and from time to time upon an Event of Default (i) to communicate in the Lender's own name with any party to any contract with regard to the assignment of the right, title and interest of the Borrower in and under the contracts hereunder and other matters relating thereto, and (ii) to execute, in connection with the sale provided for in this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         24. Upon the occurrence of an Event of Default and upon the Lender exercising its option to declare all sums due with respect to the Facility immediately due and payable by reason thereof, the Borrower will pay, from the date of that event, interest at the rate of 24% per annum (the "Default Rate"). Notwithstanding anything contained in this paragraph 24 to the contrary, except with respect to monetary defaults, Lender shall provide Borrower with thirty
(30) days written notice of defaults hereunder prior to the Lender exercising its option to declare all sums due with respect to the Facility immediately due and payable by reason thereof.

         25. If the Borrower fails to make any payment or to do any act as herein provided, the Lender may, but without any obligation to do so and without notice to or demand on the Borrower and without releasing the Borrower from any obligation hereunder, make or do the same in such manner and to such extent as the Lender may deem necessary to protect the security hereof, the Lender being authorized to appear in, defend or bring any action or proceeding to protect its interests in the Mortgaged Properties or collect the sums due with respect to the Facility. The cost and expense thereof (including reasonable attorneys' fees), with interest as provided in this paragraph, shall be due from Borrower upon demand made by the Lender. All such costs and expenses incurred by the Lender in remedying such default or in appearing in, defending or bringing any such action or proceeding shall be paid with interest at the Default Rate for the period after notice from the Lender that such cost or expense was incurred to the date of payment to the Lender. All such costs and expenses incurred by the Lender pursuant to the terms hereof, with interest, shall be deemed to be secured by the Collateral.

         26. The failure of the Lender to insist upon strict performance of any term of the Note or this Agreement shall not be deemed to be a waiver of any term of the Note or this Agreement. The Borrower shall not be relieved of the Borrower's obligations hereunder by reason of (a) the failure of the Lender to comply with any request of the Borrower or any Guarantor to take any action to enforce any of the provisions hereof or of the Note, (b) the release, regardless of consideration, of the whole or any part of the Collateral, or (c) any agreement or stipulation by the Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note or this Agreement. The Lender may resort for the payment of sums outstanding with respect to the Facility to any other security held by the Lender in such order and manner as the Lender, in its sole and absolute discretion, may elect. The rights of the Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         27. If the Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         28. The terms of the Note and this Agreement shall be construed by the laws of the State of New York, without reference to principals of conflicts of law.

         29. Intentionally Omitted Prior to Execution.

         30. If any term, covenant or condition of the Note or this Agreement is held to be invalid, illegal or unenforceable in any respect, the Note and this Agreement shall be construed without such provision.

         31. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         32. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement shall be used interchangeably in singular or plural form. The word "Lender" shall mean "the Lender or any subsequent holder of the Note". The word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority or other entity. The word "Collateral" shall include any portion of the Collateral or interest therein. The words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa. All references in this Agreement to the Collateral Assignments shall be deemed to refer to such Collateral Assignments as are now or shall be from time to time in the possession of the Lender. All references in this Agreement to Pledged Notes, the Pledged Mortgages and the Other Documents shall be deemed to refer to such Pledged Notes, Pledged Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender. All references in this Agreement to Pledged Loans shall be deemed to refer to such Pledged Loans evidenced and secured by those Pledged Notes, Pledged Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender.

         33. This Agreement cannot be changed orally but only in writing by Lender and Borrower.

         34. The Borrower hereby agrees that upon its failure to pay all sums due and owing with respect to the Facility on the maturity date the Borrower will pay to the Lender interest on the then unpaid principal at the Default Rate from the maturity date and until the actual receipt and collection of all sums due and owing with respect to the Facility by the Lender. This paragraph, however, shall not be construed as an agreement or privilege to extend this Agreement, nor as a waiver of any other right or remedy accruing to the Lender by reason of any such default.

         35. THE BORROWER HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM OTHER THAN A COMPULSORY COUNTERCLAIM IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY THE LENDER AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM ASSERTED BY THE LENDER AGAINST THE BORROWER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE NOTE, THIS AGREEMENT OR THE FACILITY.

         36. This Agreement is subject to the express condition that at no time shall the Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject the Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Borrower is permitted by law to contract or agree to pay. If by the terms of this Agreement or the Note the Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the rate of interest under this Agreement and/or the Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments toward the reduction of principal and not to the interest due hereunder.










              (THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Borrower and the Lender as of the date first above written.


                                         BRT REALTY TRUST


                                         By: /s/ Mark H. Lundy
                                         ----------------------------------
                                         Mark H. Lundy, Senior Vice President

                                         NORTH FORK BANK


                                         By: Walter E. Malek
                                         --------------------------------
                                         Walter E. Malek, Senior Vice President

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF SUFFOLK  )


         On the ___ day of January, 2006, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                       ------------------------------
                                                 Notary Public
STATE OF NEW YORK )
                  )ss.:
COUNTY OF SUFFOLK )


         On the ___ day of January, 2006, before me, the undersigned, personally appeared Walter E. Malek, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                       ------------------------------
                                                Notary Public

EXHIBIT A
                             SCHEDULE OF COLLATERAL
                             ----------------------

Address                            Original                   Current
-------                            --------                   -------
                                   Principal                  Principal
                                   ---------                  ---------
                                   Balance                    Balance
                                   -------                    -------

EXHIBIT B
                          FORM OF COLLATERAL ASSIGNMENT
                          -----------------------------

                        COLLATERAL ASSIGNMENT OF MORTGAGE
                        ---------------------------------

         KNOW THAT, BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 ("Assignor"), in consideration of Ten ($10.00) Dollars paid by NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Assignee"), hereby assigns unto the Assignee all of its right, title and interest in and to the mortgage set forth on Schedule B annexed hereto and made a part hereof, the mortgage secured thereby, and all other documents executed in connection therewith

Covering premises known as                             and more particularly
                          ----------------------------
described by Schedule A annexed hereto

TOGETHER with the bonds or notes or obligations described in said mortgages and the moneys due and to grow due thereon with the interest; TO HAVE AND TO HOLD the same unto the Assignee and its successors and assigns forever.

This assignment is made without recourse to the Assignor in any event.

This assignment is not subject to section 275 of the Real Property Law because it is an assignment within the secondary mortgage market.

This is a collateral assignment, intended to secure repayment of that certain Promissory Note made by Assignor in favor of Assignee of even date herewith in the principal amount of ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS, and is given pursuant to the provisions of that certain Revolving Credit Agreement dated January ___, 2006 between Assignor and Assignee.

IN WITNESS WHEREOF, the Assignor has duly executed this Assignment this ____ day of ____, 200_.



                               BRT REALTY TRUST

                               By:
                                  ------------------------------




STATE OF NEW YORK )
                  )ss.:
COUNTY OF         )


         On the _____ day of ____, 200_, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                            ------------------------------
                                  Notary Public

                                   SCHEDULE A

                                   SCHEDULE B

                                ------------------


                                       TO


                                 NORTH FORK BANK
         ===============================================================

                        COLLATERAL ASSIGNMENT OF MORTGAGE

         ===============================================================

                                    Premises:


                           The within premises lie in
                                   Block , Lot
                               in ________ County





                              Record and Return to:


                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                           REVOLVING CREDIT AGREEMENT




                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK





                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                                                           EXHIBIT 10.2

                                NORTH FORK BANK
                                ---------------
                             SECURED PROMISSORY NOTE

BORROWER:                  BRT REALTY TRUST


PRINCIPAL:                 $150,000,000.00      Date: As of January 9, 2006

PROMISE TO PAY: The undersigned Borrower, jointly and severally if more than one
--------------
signer, does hereby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the Borrower by the Bank, whichever is less, plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: Each advance made under this Secured Promissory Note (this
----------------
"Note") shall bear interest at the Adjusted LIBOR Rate (as hereinafter defined) plus two hundred twenty five (225) basis points (the "Interest Rate"). Interest shall be payable monthly beginning on February 1, 2006 and on the 1st day of each month (the "Debit Date") thereafter until February 1, 2008, when all unpaid principal and interest shall be due in full, unless the term hereof is extended as hereinafter provided. Interest will be calculated on the basis of a 360-day year, and collected on the basis of the actual number of days elapsed.

For purposes of this Paragraph:

                  LIBOR Rate shall mean the rate at which Eurodollar deposits in the London Interbank Market for thirty (30) days are quoted on the Telerate screen, which rate will be reset on a monthly basis on the monthly anniversary date of this Note.

                  Adjusted LIBOR Rate shall mean the LIBOR Rate, as adjusted for statutory reserve requirements for eurocurrrency liabilities.

Until the entire unpaid principal balance hereunder, plus all accrued interest thereon and all other sums due in connection therewith (collectively, the "Debt"), has been repaid in full, with no further advances permitted,, the Borrower agrees to maintain its account (account #6224002938, hereinafter the "Account") with the Bank. Borrower hereby unconditionally and irrevocably authorizes the Bank to automatically debit from such Account any and all payments due hereunder and unconditionally warrant and represent to Bank that Borrower shall, until the Debt has been repaid in full, maintain sufficient funds in such Account to pay same. If no funds are available in such Account, the Borrower hereby authorizes Bank to debit any such payment due from any other account or accounts [other than tenant security deposit accounts and escrow accounts in connection with the Collateral (as defined in the Agreement)] maintained by Borrower with the Bank, provided, however, Bank's authorization to debit such accounts is limited to the amounts due under this Note and/or the other documents executed in connection herewith. Notwithstanding the foregoing, if at any time there are insufficient funds in the Account to pay any amounts due hereunder, the Borrower shall remain fully liable to pay same when due.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal.

GRID NOTE: This Note is the promissory note referenced in that certain Revolving
---------
Credit Agreement between the Borrower and the Bank dated of even date herewith (the "Agreement") and shall be governed by the terms thereof. The Borrower may borrow and repay (in whole or in part) on a revolving basis aggregate amounts up to ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS, subject to the provisions of this Note and the Agreement. The date and amount of each advance made and each payment of principal and interest received by the Bank hereunder shall be recorded and entered on the books and records of the Bank, which shall, in absence of manifest error, be presumptive evidence as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note and the Agreement.

PREPAYMENT: Prepayment in whole or in part may be made at any time without
----------
penalty. Prepayment must be made in the event and to the extent that the outstanding amount hereunder exceeds the Borrowing Base (as hereinafter defined). During the Term hereof, any funds so prepaid may be re-advanced pursuant to the terms hereof.

DEFAULT INTEREST RATE: The unpaid principal sum under this Note shall bear
---------------------
interest at a rate equal to twenty four (24%) percent on and after the occurrence of any event of default hereunder or under the Agreement, beyond applicable notice, grace and cure periods, if any and upon the Bank exercising its option to declare all sums due hereunder immediately due and payable by reason thereof, and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY: This Note is secured by the Collateral (as defined in the Agreement).
--------

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance
---------------
becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank, or with any Participant (as hereinafter defined) or any affiliate thereof, without prior notice or demand. This provision is in addition to any not in limitation of any of the Bank's rights by statute or at common law.

LATE CHARGES: Borrower will pay a charge of four (4%) percent of any amount
------------
which cannot be debited from its account due to insufficient balances on the Debit Date, as liquidated damages for failure to make timely payment and such late charge shall be secured by the Collateral.

DEFAULT: The Bank may decline to make advances and/or may declare the entire
-------
unpaid balance of this Note due and payable on the happening of any default hereunder or under the Agreement or any of the other documents executed in connection therewith.

ADVANCES: All advance requests must be in writing and must be made no less than
--------
three (3) business days in advance of the date that the funds are to be disbursed. No advance will be made if such advance will cause the amount then outstanding under this Note to exceed the Borrowing Base. The Bank shall make any requested advance to the Borrower on the third (3rd) business day after such request is received, notwithstanding that the Bank may not have received the funds required to be transferred to the Bank by Valley National Bank, Signature Bank or Manufacturers and Traders Trust Company (collectively, the "Participants") in accordance with the provisions of that certain Participation Agreement of even date herewith between the Bank and the Participants. Notwithstanding the foregoing, however, in no event shall the Bank be required to advance in excess of Eighty Million and 00/100 ($80,000,000.00) Dollars of its own funds hereunder, and to the extent that any advance by the Bank on behalf of any Participant would cause the Bank to have advanced more than Eighty Million and 00/100 ($80,000,000.00) Dollars, the Bank shall not be required to make such advance until it shall have received the necessary funds from the Participants.

OPTION TO EXTEND. A. Provided that: (i) the Borrower is not in default under the
----------------
terms of this Note or the Agreement as of November 1, 2007 up to and including February 1, 2008; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith (including, without limitation, copies of all required SEC filings, monthly and quarterly loan and delinquency reports, and other information as required in paragraph 14 of the Agreement; and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period, the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "First Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before December 1, 2007 but not prior to November 1, 2007 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee in the sum of Three Hundred Seventy Five Thousand and 00/100 ($375,000.00) Dollars (the "First Extension Fee").

B. In the event that Borrower has extended the maturity date hereunder for the First Extended Term, as provided in paragraph A hereof, and provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of November 1, 2008 up to and including February 1, 2009; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period, the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "Second Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before December 1, 2008 but not prior to November 1, 2008 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee in the sum of Three Hundred Seventy Five Thousand and 00/100 ($375,000.00) Dollars (the "Second Extension Fee" and, together with the First Extension Fee, the "Extension Fee").

NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally.
---------------------

ADMINISTRATIVE FEE. The Bank shall be entitled to an administrative fee of Two
------------------
Thousand and 00/100 ($2,000.00) per month in connection with this Note, which shall be automatically debited from the Account on the first (1st) day of each month.

BORROWING BASE: For purposes of this Note and the Agreement, the term "Borrowing
--------------
Base" shall mean the sum of (i) sixty-five (65%) percent of the principal amount of the First Mortgage Collateral (as defined in the Agreement) calculated exclusive of Defaulted Pledged Loans as defined in the Agreement; (ii) fifty (50%) percent of the principal amount of the Subordinate Collateral (as defined in the Agreement), calculated exclusive of Defaulted Pledged Loans (as defined in the Agreement) and (iii) fifty (50%) percent of the fair market value (as determined by the Bank in its sole and absolute discretion, which may, in the Bank's sole and absolute discretion, be based upon an appraisal obtained by the Bank at the Borrower's sole cost and expense) of real property obtained by the Borrower as a result of the foreclosure of a Defaulted Loan, provided that the Borrower shall pledge its ownership interests in the fee owner of such real property as additional Collateral as provided in the Agreement. Notwithstanding anything contained in this paragraph to the contrary, the sum of items (ii) and
(iii) of the foregoing sentence shall not at any time exceed the lesser of (x) $22,500,000.00 or (y) fifteen (15%) percent of the Borrowing Base then existing.

IN WITNESS WHEREOF, the Borrower has signed this Note as of the 9th day of January, 2006.

                                   BRT Realty Trust


                                   By: Mark H. Lundy
                                       ------------------------
                                       Mark H. Lundy, Senior Vice President

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF SUFFOLK  )


         On the _____ day of January, 2006, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                  ------------------------------
                                           Notary Public

                             SECURED PROMISSORY NOTE
                             -----------------------





                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK





                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001